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                                                                   Exhibit 10.10

                                                    (AMENDED AS OF MAY 19, 2000)

                    NATIONAL BANCSHARES CORPORATION OF TEXAS
                      1995 AMENDED AND RESTATED STOCK PLAN

1. PURPOSE. This 1995 Stock Plan (the "Plan") is intended to provide incentives
(a) to the officers and other employees of National Bancshares Corporation of Texas (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, by providing them with awards of stock in the Company ("Awards"); (d) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, by providing them with Stock Appreciation Rights ("SAR" or "SARs") in tandem with, or independently of, options granted hereunder; (e) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, by providing them with performance awards in the form of units ("Units") representing phantom shares of stock ("phantom share" or "phantom shares"), each Unit representing one phantom share; (f) to directors, officers, employees and consultants of the Company and Related Corporations, or any other person or entity, by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"); and (g) to outside directors (i.e., any director who is not an employee of the Company) by providing each of them with annual grants of seven-year options to purchase 7,000 shares of Common Stock ("Outside Directors' Options").

         ISOs, Non-Qualified Options and Outside Directors' Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards, SARs, Units and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." Recipients of such Stock Rights are hereafter referred to individually as an "Optionee" and collectively as "Optionees." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" respectively, as those terms are defined in Section 425 of the Code.

2. ADMINISTRATION OF THE PLAN. The Plan shall be administered by (i) the Board of Directors (the "Board") or (ii) a committee or subcommittee appointed by the Board (the "Committee") from among its members (collectively, the "Administrators"). Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to terms of the Plan, the applicable Administrator shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 1 to receive ISOs) to whom ISOs may be granted and to determine (from among the class of individuals and entities eligible under paragraph 1 to receive Non-Qualified Options, Awards, SARs and Units and to make Purchases) to whom Non-Qualified Options, Awards, SARs, Units and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options, Awards, SARs or Units may be granted or Purchases made;
(iii) determine the option price of shares subject to each Option (subject to the requirements of paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (iv) determine the purchase price of shares subject to each Purchase; (v) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (vi) determine the time or times when each Option shall become exercisable and the duration of the exercise period (subject to paragraph 4 with respect to ISOs and paragraph 5 with respect to Non-Qualified Options); (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it; however, neither the Board nor the applicable Administrator shall have any authority to determine whether or when an outside director shall receive or exercise Outside Directors' Options (or to determine the exercise price of such Outside Directors' Options) other than to ensure compliance with the terms of the Plan with respect to Outside Directors' Options. The interpretation and construction by the applicable Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. Administrators or the Board may from time to time adopt such rules and regulations for carrying out the Plan as they may deem best. No member of the Board, any Administrator nor the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

3. STOCK. The stock subject to the Stock Rights shall be authorized but unissued shares of the Company's Common Stock, par value $.001 per share (the "Common Stock") or shares of the Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 649,000; PROVIDED, HOWEVER,


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that in no event shall the number of shares of Common Stock subject to, and issued upon the exercise of, ISOs exceed 649,000 in the aggregate; PROVIDED, FURTHER, that the aggregate number of shares of Common Stock subject to, and issuable or issued under, the Plan and the Company's 1994 Non-Qualified Stock Option Plan shall not exceed 649,000; and PROVIDED, FURTHER, that the maximum number of shares of Common Stock issuable under the Plan to any employee of the Company in any calendar year shall not exceed 649,000, less the aggregate number of shares of Common Stock issuable or issued under the Plan and the Company's 1994 Non-Qualified Stock Option Plan. The number of shares authorized for the grant of Stock Rights under the Plan shall be subject to adjustment as provided in paragraph 10. If any Option or any other Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to any Stock Right, either as a result of forfeiture or delivery to the Company as part or full payment for the exercise of an Option, the unpurchased shares subject to such Options or Stock Rights and any shares so reacquired by or delivered to the Company shall again be available for grants of Stock Rights under the Plan.

4. ISO PROVISIONS. Any of the following provisions shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to the Code and the regulations issued thereunder.

                A. GRANT OF ISO. All ISOs shall be granted under the Plan within ten (10) years of the date of the Plan's adoption by the Board or the date the Plan receives the requisite shareholder approval, whichever is earlier.

                B. MINIMUM OPTION PRICE FOR ISOs. (i) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.
(ii) In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000. (iii) If, at the time an ISO is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (a) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (b) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (c) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an ISO is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         C. DURATION OF ISOs. Subject to earlier termination as provided in subparagraphs F and G hereunder, each ISO shall expire on the date specified by the applicable Administrator, but not more than (i) ten years from the date of grant in the case of ISOs generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to the foregoing provisions and such earlier termination as provided in said subparagraphs E and F, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to subparagraph K below.

         D. ELIGIBLE EMPLOYEES. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan.

         E. ACCELERATION OF EXERCISE OF ISOs. The Administrator shall not, without the consent of the Optionee, accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into a Non-Qualified Option pursuant to subparagraph K below) if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code, as described in subparagraph B(ii) hereinabove.

         F. EFFECT OF TERMINATION OF EMPLOYMENT ON ISOs. If an ISO Optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability (as such term is defined in subparagraph I hereunder), any ISO granted to such Optionee within the six-month period immediately preceding such termination shall be cancelled forthwith. With respect to any ISOs granted to such Optionee more than six months prior to such termination, no further installments of such ISOs shall become exercisable and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to subparagraph K below. Leave of absence with the written approval of the applicable Administrator shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness,


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military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Optionee continues to be an employee of the Company or any Related Corporation.

         G. EFFECT OF DEATH OR DISABILITY ON ISOs. If an Optionee ceases to be employed by the Company or any Related Corporation by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year of the death of the Optionee. If an Optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the date specified in the ISO agreement, the ISO's specified expiration date or one year from the date of the termination of the Optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

         H. ADJUSTMENTS. Any adjustment made pursuant to paragraphs 10(A) or (B) with respect to ISOs shall be made only after the applicable Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the applicable Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

         I. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITIONS. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a "disqualifying disposition" of any Common Stock acquired pursuant to the exercise of an ISO. A "disqualifying disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         J. OTHER REQUIREMENTS. ISOs shall be issued subject to such additional requirements as may be imposed from time to time by the Code or the regulations issued thereunder.

         K. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The applicable Administrator, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the applicable Administrator (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the applicable Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with the provisions of paragraph 5 or any other paragraph of the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The applicable Administrator, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

5.  NON-QUALIFIED OPTIONS.

                   A. MINIMUM OPTION PRICE. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time a Non-Qualified Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Non-Qualified Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time a Non-Qualified Option is granted under the Plan, "fair market value" shall be deemed to be the fair market value of the Common Stock as determined by the applicable Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

              B. DURATION OF NON-QUALIFIED OPTIONS. Each Non-Qualified Option shall expire on the date specified by the applicable Administrator, but not more than ten (10) years from the date of grant.

              C. VESTING OF NON-QUALIFIED OPTIONS. Subject to any longer or shorter vesting periods and any termination


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provisions which the applicable Administrator may impose, a Non-Qualified Option shall be exercisable as follows: (i) 20% of the shares under the Non-Qualified Option shall be exercisable one calendar year after the date of its grant, (ii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable two calendar years after the date of its grant, (iii) an additional 20% of the shares under the Non-Qualified Option shall be exercisable three calendar years after the date of its grant, (iv) an additional 20% of the shares under the Non-Qualified Option shall be exercisable four calendar years after the date of its grant, and (v) the last 20% of the shares under the Non-Qualified Option shall be exercisable five calendar years after the date of its grant.

          D. MAINTAIN NON-ISO STATUS. If the applicable Administrator determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Non-Qualified Option is not treated as an ISO.

6. STOCK APPRECIATION RIGHTS. At the discretion of the applicable Administrator, Options granted under this Plan may be granted in tandem with SARs ("tandem SARs"), or SARs may be granted independently of and not in tandem with any Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as the applicable Administrator may specify; the applicable Administrator may impose conditions upon the grant or exercise of any SAR, which conditions may include a condition that the SAR may only be exercised in accordance with rules and regulations adopted by the applicable Administrator from time to time. Such rules and regulations may govern the right to exercise the SAR granted prior to the adoption or amendment of such rules and regulations as well as SAR rights granted thereafter.

         A. TANDEM SARS.(i) Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-Qualified Option may be granted either at or after the time such Option is granted. A tandem SAR is the right of an Optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value (as defined in subparagraph 4(B)(iii)) per share on the date on which such SAR is exercised over the option price per share as provided in the relating underlying Option. A tandem SAR granted with an ISO may be exercised only when the fair market value (as defined in subparagraph 4(B)(iii)) per share of the Common Stock subject to the ISO exceeds the per share exercise price of the ISO. A tandem SAR granted with an Option shall pertain to, and be granted only in conjunction with, the related underlying Option granted under this Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The number of shares of Common Stock subject to such tandem SAR shall be all or part of the shares subject to such Option as determined by the applicable Administrator. The tandem SAR shall either become fully or partially non-exercisable and shall then be fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised and vice versa. (ii) Subject to any restrictions or conditions imposed by the applicable Administrator, a tandem SAR may be exercised by the Optionee as to a number of shares of Common Stock under its related Option only upon the surrender of the then-exercisable portion of the related Option covering a like number of shares of Common Stock. Upon the exercise of a tandem SAR and the surrender of the exercisable portion of the related Option, the Optionee shall be awarded cash, shares of Common Stock or a combination of shares and cash at the discretion of the applicable Administrator. The award shall have a total value equal to the product obtained by multiplying (1) the excess of the fair market value per share on the date on which such tandem SAR is exercised over the Option price per share by (2) the number of shares subject to the exercisable portion of the related Option so surrendered.

         B. NAKED SARS. (i) A naked SAR may be granted irrespective of whether the recipient holds, is being granted, or has been granted any options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted, or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any option. (ii) With respect to the exercise of any naked SAR, the term "Spread" as used in this paragraph 6 shall mean an amount equal to the product computed by multiplying (1) the excess of (A) the fair market value per share of Common Stock of the Company on the date such naked SAR is exercised over (B) the price designated by the applicable Administrator (the "Award Price") by (2) the number of shares with respect to which such naked SAR is being exercised.

         C. GENERAL PROVISIONS. (i) The applicable Administrator may specify that a SAR shall be exercisable for cash, for shares, for a combination of cash or shares, or in cash or shares at the holder's option. On the exercise of a SAR, the holder thereof, except as provided in subparagraphs (ii) and (iii) of this paragraph 6(C), shall be entitled to receive either: (a) if the exercise is for shares, a number of shares equal to the quotient computed by dividing the Spread by the fair market value per share on the date of exercise of the SAR, PROVIDED, HOWEVER, that in lieu of fractional shares the Company shall pay cash equal to the same fraction of the fair market value per share on the date of exercise of the SAR; or (b) if the exercise is for cash, an amount in cash equal to the Spread; or (c) if the exercise is partly for cash and partly for shares, a combination of cash in the amount specified in such SAR holder's notice of exercise, and a number of shares calculated as provided in clause (a) of this subparagraph (i), after reducing the Spread by such cash amount, plus cash in lieu of any fractional share as provided above. (ii)Notwithstanding the provisions of subparagraph (i) of this paragraph 6(C), the applicable Administrator shall have sole discretion to consent to or disapprove, in whole or in part, any permitted election or the right without election of a holder of a SAR to receive cash upon the exercise of a SAR ("Cash Election"). Such consent or disapproval may be given at any time after the Cash Election to which it relates. If the applicable Administrator shall disapprove a Cash Election, in lieu of paying the cash (or any portion thereof) specified in such Cash Election, the Administrator shall


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determine the amount of cash, if any, to be paid pursuant to such Cash Election and shall issue a number of shares calculated as provided in clause (a) of subparagraph (i) of this paragraph 6(C), after reducing the Spread by such cash to be paid plus cash in lieu of any fractional share. (iii) SARs granted or to be granted to officers or directors of the Company under the Plan shall be subject to the following additional provisions: (a) no grant shall be made unless and until the Company has been subject to the reporting requirements of
Section 13(a) of the 1934 Act for at least a year and has filed all reports and statements required to be filed pursuant to such Section for that year; (b) a Cash Election may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date; and (c) no Cash Election may be made (and no related Option exercised) during the six months after grant, except in the event of the death or disability of the holder. The Company intends that this subparagraph (iii) shall comply with the requirements of Rule 16b-3. Should any provision of this subparagraph (iii) be unnecessary to comply with the requirements of the said Rule 16b-3, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly. (iv) No SAR shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a SAR, the SAR shall be exercisable only by him or his guardian or legal representative. (v) A person exercising a SAR for shares shall not be treated as having become the registered owner of any shares issued on such exercise until such shares are delivered to him. (vi) Each SAR shall be on such terms and conditions (including additional terms and conditions) not inconsistent with this Plan as the applicable Administrator may determine. (vii) To exercise a SAR, the holder shall (i) give written notice thereof to the Company addressed to the Secretary of the Company by delivery to the Company at 104 East Mann Road, Laredo, Texas 78042, and by specifying therein the amount he elects (if such election is permitted under the terms of the SAR) to receive in cash, if any, and the amount he elects (if such election is permitted under the terms of the SAR) to receive in shares, and (ii) deliver to the Company such written representations, warranties and covenants as may be required by the Company or Company counsel. The date of exercise of a SAR shall be the date on which the Company shall have received the notice referred to in the first sentence of this subparagraph (vii). (viii) The number of shares awardable to an Optionee with respect to the noncash portion of a SAR shall be determined by dividing such noncash portion by the fair market value per share (as determined in accordance with subparagraph 4(B)(iii)) on the exercise date. No fractional shares shall be issued. Any fractional shares which, but for this subparagraph
(viii), would have been issued to an Optionee pursuant to a SAR, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Optionee shall receive from the Company cash in lieu of such fractional shares.

7. UNITS. At the discretion of the applicable Administrator, performance awards in the form of Units may be granted either independently of or in tandem with a Stock Right granted hereunder, to such extent as determined by the applicable Administrator, except that such Units shall not be granted in tandem with ISOs granted under the Plan. Units granted hereunder may be based on such factors as changes in the market price for shares of Common Stock of the Company, personal performance of the recipient of such Units or of his division or department, the performance of the Related Corporation by which he is employed, or any other factors or criteria set by the applicable Administrator. Units shall have such other terms and conditions as the applicable Administrator shall determine and shall be payable in such form as such Administrator may determine including, for example, payment in shares of the Company's Common Stock.

8. OUTSIDE DIRECTORS' OPTIONS.

         A. GRANT. On March 1 of each calendar year commencing March 1, 1995, and ending April 17, 2000, each outside director then serving shall receive an option to purchase 7,000 shares of Common Stock (individually, an "Outside Director's Option," and collectively, "Outside Directors' Options"). In no event shall any Outside Directors' Options be granted subsequent to April 17, 2000.

          B. MINIMUM PURCHASE PRICE. The exercise price per share of the Outside Directors' Options shall not be less than the fair market value per share of Common Stock on the date of such grant. If, at the time an Outside Director's Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Outside Director's Option is granted and shall mean (i) the last reported sales price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or the average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Outside Director's Option is granted under the Plan, "fair market value" shall be the average of the three most recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         C. DURATION OF OUTSIDE DIRECTORS' OPTIONS. Each Outside Director's Option shall expire seven (7) years from the date of grant; otherwise, an Outside Director's Option shall not be subject to forfeiture or termination.

         D. EXERCISE. An outside director may exercise an Outside Director's Option, if exercisable, by providing written notice to the Company addressed to the Secretary of the Company at the Company's corporate office. The written notice shall specify the number of options being exercised, and by paying the full exercise price. The written notice shall also


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include such written representations, warranties and covenants as may be required by the Company, Company counsel or the applicable Administrator.

         E.  MAINTAIN  NON-ISO  STATUS.  The  applicable   Administrator  shall
take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that any such Outside Director's Option is not treated as an ISO.

         F. TERMINATION. Upon the termination of the Plan or the unavailability of shares of Common Stock for issuance under the Plan, no additional Outside Directors' Options shall be granted.

9. WRITTEN AGREEMENTS. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the applicable Administrator may from time to time approve. Such instruments shall conform to such terms, conditions and provisions as are applicable hereunder and may contain such other terms and conditions and provisions as the applicable Administrator deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights and the payment, if applicable, of any legal form of consideration (including, without limitation, whether payment must be in cash or by tendering shares of Common Stock). A Stock Right may provide for acceleration of exercise in the event of a change in control of the Company, in the discretion of and as defined by the applicable Administrator. The applicable Administrator may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

10. ADJUSTMENTS. Upon the happening of any of the following described events, an Optionee's rights with respect to Options granted to him hereunder, and the recipient's rights with respect to Common Stock to be acquired (or used for measurement purposes) pursuant to the exercise of SARs or Units, or to be acquired pursuant to a Purchase or Award hereunder, shall be adjusted as hereinafter provided, unless otherwise specifically provided, in addition or to the contrary, in the written agreement between the recipient and the Company relating to such Stock Right.

         A. CERTAIN CORPORATE EVENTS. In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, or exchanged for assets (including cash), each grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase (or have used for measurement purposes) such number of shares of Common Stock, amount of other securities of the Company or such other corporation, or assets (including cash), as were exchangeable for the number of shares of Common Stock which such grantee would have been entitled to purchase (or have used for measurement purposes) except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange.

         B. STOCK DIVIDENDS. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each grantee upon exercising a Stock Right shall be entitled to receive (for the purchase price paid upon such exercise) (or have used for measurement purposes) the shares or other consideration as to which he is exercising his Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, or other consideration as he would have received if he had been the holder of the shares as to which he is exercising (or which are used for measurement in connection with) his Stock Right at all times between the date of grant of such Stock Right and the date of its exercise.

         C. NEW SECURITIES. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in subparagraph A above or a stock dividend described in subparagraph B above as a result of owning such restricted Common Stock, such New Securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such New Securities were issued.

         D. CASH DIVIDENDS. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company, unless specified to the contrary by the applicable Administrator in the instrument evidencing such Stock Right.

         E. FRACTIONAL SHARES. No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph E, would have been issued to a grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the grantee shall receive from the Company cash in lieu of such fractional shares.

         F. ADJUSTMENTS. Upon the happening of any of the foregoing events described in subparagraphs A or B above, the class and aggregate number of shares set forth in paragraph 3 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board shall determine the specific adjustments to be made under this paragraph 10 and, subject to paragraph 4(H), its determination shall be conclusive.


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

11. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised as specified in the written instrument granting such Stock Right, which instrument may specify any legal method of exercise and any method of payment of the exercise price, including, without limitation, the payment of the exercise price by tendering outstanding shares of Common Stock or shares of Common Stock received upon exercise of a Stock Right. In the discretion of the Administrator, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The holder of a Stock Right exercisable for shares shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 10 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

12. TRANSFERABILITY OF STOCK RIGHTS. Except as otherwise provided in the Plan, by the Administrator or in the written instrument granting the Stock Right, no Stock Right granted under the Plan shall be transferable by an Optionee other than by (i) will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

13. TERM OF THE PLAN. This Plan was adopted by the Board on February 24, 1995, subject to approval of the Plan by the holders of a majority of the outstanding shares of the Company at the next meeting of shareholders present in person or by proxy at the next meeting of shareholders. Stock Rights may be granted under the Plan at any time after February 24, 1995, even if prior to the date of shareholder approval of the Plan; PROVIDED, HOWEVER, that such date shall not be prior to the date on which the applicable Administrator acts to approve the grant or award of such Stock Rights (other than Outside Directors' Options, the grant of which are not subject to the applicable Administrator's approval). If the requisite shareholder approval is not obtained by July 1, 1995, any grants of ISOs under the Plan and any grants of Stock Rights (including Outside Directors Options) to officers and directors, as the case may be, made prior to that date will be automatically rescinded.

14. TERMINATION; AMENDMENT. The Board may terminate or amend the Plan in any respect at any time, except that no amendment shall, without the approval of the holders of a majority of the shares entitled to vote and that voted for or against or expressly abstained with respect to the amendment of the Plan, increase the total number of shares which may be issued under the Plan

15. APPLICATION OF FUNDS. The cash proceeds, if any, received by the Company from the sale of shares pursuant to Stock Rights authorized under the Plan shall be used for general corporate purposes.

16. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing shares purchased pursuant to the exercise of a Stock Right shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such securities laws. The Company's obligation to transfer or register the transfer or disposition of any shares of Common Stock issued under the Plan is further subject to the Company's determination that such transfer or disposition is in compliance with all applicable securities laws. Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or state securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

         17. WITHHOLDING OF ADDITIONAL INCOME TAXES. Each Optionee shall, no later than the date as of which the value of the Stock Right or of any Common Stock or other amount received thereunder first becomes includable in the gross income of the Optionee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrators regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Administrators may permit payment of such taxes to be made through the tender of cash or securities, the withholding of Common Stock or any other arrangement satisfactory to the Administrators. The Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

18. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Texas. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


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19. INDEMNIFICATION. No member of the Board of Directors or any Administrator shall be liable for any action or determination taken or made in good faith with respect to this Plan nor shall any member of the Board of Directors or any Administrator be liable for any agreement or instrument issued pursuant to this Plan or any grants under it. Without limiting any other rights to indemnification, each member of the Board of Directors and each administrator shall be indemnified by the Company against any losses incurred in such administration of this Plan to the fullest extent permitted by the Texas Business Corporation Act, as amended.

20.      CHANGE OF CONTROL; ACCELERATION OF VESTING

         A. The Administrators, in their sole discretion, may provide in the instrument evidencing the Stock Right that with respect to any Stock Right (other than with respect to Directors' Options) any or all of the following actions may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Optionees:

                  (i) acceleration of time periods for purposes of vesting in, or realizing gain from, any outstanding Stock Right made pursuant to this Plan;

                  (ii) waiver of restrictions and conditions applicable to Stock Rights, subject to compliance with applicable state and federal securities laws

                  (iii) purchase of any outstanding Stock Right made pursuant to this Plan from the holder of its equivalent cash value, as determined by the Administrators, as of the effective date of the Change in Control; and

                  (iv) adjustments or modifications to outstanding Stock Right as the Administrators deem appropriate to maintain and protect the rights and interests of the Optionees.

         B. The Administrators may at any time accelerate the exercisability of any Stock Right to an Optionee (if applicable) and may waive restrictions and conditions on Stock Rights (if applicable) to Optionees to the extent it shall in its sole discretion determine (other than with respect to Directors' Options).

         C. For purposes of this Section, a "Change in Control" shall mean the occurrence of any of the following events:

                           (i) any "person" (as such term is used in Sections
                  13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing more than 50% of the combined voting power of the Company's then outstanding voting securities; provided, however, a Change of Control shall not be deemed to occur solely because such person acquired beneficial ownership of more than 50% of the combined voting power of the Company's then outstanding voting securities as a result of the acquisition of voting securities by the Company, which by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such person, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur;

                           (ii) all or substantially all of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other entity or entities; or

                           (iii) a merger, consolidation or reorganization of
                  the Company with any other corporation, other than a merger, consolidation or reorganization which would result in the shareholders of the Company immediately before such merger, consolidation or reorganization, owning, directly or indirectly immediately following such merger, consolidation or reorganization, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such


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

                  merger, consolidation or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization.

                  Notwithstanding the foregoing, in no event shall the distribution by the Company to its shareholders of stock in a subsidiary be deemed a Change in Control.

21. STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate for shares of Stock under this Plan or of any portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation systems on which the Stock is then listed or quoted, if any;

         (b) The completion of any registration or other qualification of such shares under any Federal or state law, under the rulings or regulations of the Securities and Exchange Commission, or under any other governmental regulatory agency which the Administrators shall in their sole discretion determine to be necessary or advisable;

         (c) The obtaining of any approval or other clearance from any Federal or state governmental agency which the Administrators shall in their sole discretion determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the grant as the Administrators from time to time may establish for reasons of administrative convenience.

         If these conditions are not satisfied the Optionee may lose his rights to such Stock as determined by the Administrators.








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